EXHIBIT 99.2

Welcome John Ederer Vice President, Investor Relations

Safe Harbor: Forward Looking Statements During the course of today's presentation, our executives will make forward-looking statements including, but not limited to, statements regarding products, product acceptance, strategic and operational plans, the company's expectations of the business outlook, future financial and operating results, and in particular with regard to the fourth quarter and full year. We wish to caution you that such statements are just predictions based on management's current expectations or beliefs, and that actual events or results may differ materially. We refer you to documents we file with the Securities and Exchange Commission, including form 10-K for the year ended December 31, 2005 and form 10-Q for the quarter ended June 30, 2006. These documents identify important risk factors that could cause actual results to differ materially from those contained in our forward-looking statements. These potential risks and uncertainties include, but are not limited to, fluctuations in our quarterly and yearly operating results; our ability to sustain or increase our profitability; our ability to attract and retain customers, including for BusinessObjects XI; business disruptions; our ability to integrate successfully the companies we acquire; changes to our current accounting policies; our ability to preserve our key strategic relationships; and our reliance upon selling products only in the Business Intelligence software market. We assume no duty to confirm, update or revise the financial forecast for the year, or any other forward looking information in this call as a result of new developments or otherwise.

Use of Non-GAAP Financial Measures Today we will be discussing our financial results on a US GAAP as well as a non-GAAP basis. These non-GAAP results, also sometimes called pro forma results, exclude write-off of in process research and development charges, amortization of purchase intangibles and stock based compensation expense. We use these additional non-GAAP measures as we believe they give useful operating information in addition to the US GAAP results. Reconciliations of US GAAP to non-GAAP financial statements are available in our earnings releases and on our investor relations webpage.

John Schwarz, Chief Executive Officer BI Market Leadership and Key Growth Initiatives Donald MacCormick, Vice President, Product Marketing Product Innovation and Demonstration Mark Doll, Senior VP & General Manager, Global Services & EPM Global Services Janet Wood, Senior VP, Global Partnerships & Sales Enablement Global Alliances, Channel Sales and the Mid-Market Jim Tolonen, Chief Financial Officer Revenue Growth and Margin Expansion Questions & Answers Agenda

BI Market Leadership and Key Growth Initiatives John Schwarz Chief Executive Officer

Information Silos Multiple versions of the truth No analysis across functions Poor Quality of Data Information overload and duplication No trust in information BI Restricted to a Few BI mostly for specialists Most make decisions on gut feel BI Backward Looking Only No performance management strategy KPI poorly defined and distributed Data Only Used Internally Weak customer/supplier relationships Untapped reservoirs of profits Our Vision Has Unified View of Business One enterprise BI solution Lowest cost of ownership Trusts Its Information Valid data throughout the enterprise Enables focus on action Empowers All with Insight Practices Information Democracy BI seamless part of work environment Aligns Strategy and Execution EPM drives strategy KPI shared across company Shares Key Data Externally With customers With partners and suppliers High Performance Organization "Average" Organization Transforming the Way the World Works Through Intelligent Information

BI Moving from Tactical to Strategic Business Intelligence is a growing priority BI is 1 of the top 2 priorities in IT spending over the next 12 months 69% of IT managers are planning to invest in BI tools or analytical applications during the next 12 months (from 59% in Dec 2004) Number of Business Intelligence users is increasing Number of BI users expected to increase 130% in next 18 months Number of Dashboard users expected to increase by 90% in next 18 months Companies are standardizing on fewer vendors Average number of BI tools in the enterprise is ~13 2 out of 3 companies plan to move to enterprise BI solutions within 3 years BI innovation will be led by BI companies Value of BI is cross platforms, cross databases, cross applications Relevant, industry-specific solutions, not just generic tools BI to improve business performance Source: Various industry reports.

Large and Growing Market Opportunity Reflects license and first year maintenance Derived from: IDC 2006 Enterprise Information Management Enterprise Performance Management Core Business Intelligence $4.7 $7.0 billion $5.1 $7.3 billion $6.6 $9.4 billion Business Intelligence Growing to $24 Billion Over the Next 5 Years (10% CAGR) 2005 2009

Business Objects Product Line

Industry Leadership Across BI Categories Forrester Wave(tm): Enterprise Extract, Transform, And Load (ETL) Tools, Q4 2004 ETL Tools Forrester Wave(tm): Information Quality Software, Q1 2006 17 Jan 2006 Information Quality Forrester Wave(tm): Business Intelligence For Analytic Reporting, Q1 2006 2 Feb 2006 Analytic Reporting Forrester Wave(tm): Business Intelligence For Enterprise Reporting, Q1 2006 2 Feb 2006 Enterprise Reporting

Global Organization – Global Reach



EMEA

- Bilthoven
- Brussels
- Dublin
- Dusseldorf
- Frankfurt
- London (Ealing)
- London (Maidenhead)
- Madrid
- Milan
- Munich
- Paris (HQ)
- Rome
- Stockholm
- Zurich

Headcount: ~1,700

Americas

- Atlanta
- Boston
- Chicago
- Dallas
- Denver
- Edison (NJ)
- Houston
- La Crosse (WI)
- Los Angeles
- Miami
- New York
- Orlando
- Portland
- San Diego
- San Francisco
- San Jose (HQ)
- Sao Paulo
- Toronto
- Vancouver
- Washington, DC

Headcount: ~2,800

Asia-Pacific Japan

- Bangalore
- Beijing
- Hong Kong
- Melbourne
- Seoul
- Shanghai
- Singapore
- Sydney
- Tokyo

Headcount: ~700

	Global HC
Development Centers	~1,450
Support Centers	~650
Sales Offices	~1,200
Service	~750
Headquarters/others	~1,150

Global Headcount: 5,141

As of September 30, 2006

Note: Includes all locations with 10+ employees. Regional headcounts are total headcounts, and are not limited to development, support, sales and service

Slide 11

Confidential and proprietary. Copyright © 2006 Business Objects S.A. All rights reserved.

Business Objects

Demonstrated Success in Channel Partner Strategy Largest indirect channel in BI with 3,000+ global partners Indirect channel represents approximately 50% of license revenue 800+ OEM partners Key advantage for penetrating the mid-market Adding more than 100 new partners each quarter New strategic alliance with IBM OEM / Value Added Resellers System Integrators Innovation Through Collaboration

Leadership Across Multiple Verticals High Tech Retail CPG Public Sector Telco Energy Automotive Healthcare Pharma Other Financial Over 39,000 Customers Worldwide

Leadership in Large Enterprise-Wide Deployments GE 150,000 US Military Health/Tricare 60,000 Allstate 50,000 France Telecom 50,000 Bank of America 50,000 Principal Financial 45,000 HP 22,000 SBC Communications 30,000 French Finance Min. 26,500 Sprint 25,000 French Education Min. 20,000 Cargill 20,000 NHS 20,000 Washington Mutual 20,000 EDF 19,500 BP Oil 19,000 3M 19,000 Telecom Italia 17,500 Global Financial Firm 17,000 PBSG (PepsiCo) 15,000 Opportunity Realized from Standardized Environments Number of users

Business Momentum and Market Share Gains MSTR INFA HYSL COGN BOBJ East 97 98 263 363 473 MSTR INFA HYSL COGN BOBJ East 100 120 282 343 516 MSTR INFA HYSL COGN BOBJ East 103 145 310 352 546 2004 License Revenue 2005 License Revenue 2006(E) License Revenue* $110M $173M $194M Leadership Established Leadership Position Widens *Note: Based on consensus estimates for license revenue, not on Business Objects guidance.

Our Strategy - 5 Opportunities for Growth 1. Lead in End-to-End BI Core BI EPM EIM 2. Win the Mid-Market 3. Leverage and Grow Global Services 4. Expand Geographic Presence 5. Introduce New Business Models

#1: Lead in End-to-End BI Win the standardization battle Most corporations are in the process of streamlining to one BI environment Accelerate migration to the new platform XI Significant license opportunity Accelerate end-user expansion to the other 85% The end user base is only 15% penetrated Introduction of new product capabilities Next generation OLAP Search and multifaceted navigation Flash-based visualization Enter new market areas Operational BI Unstructured data access Business Intelligence networks Enhance Our #1 Position in Core Business Intelligence

#1: Lead in End-to-End BI Displace Hyperion in the enterprise Win the mid-market EPM opportunity Planning products are well positioned Leveraging our channel partnerships Complete next generation applications for office of the CFO Enterprise Planning and Budgeting Profitability Analytics and ABC Consolidation Other financial analytic applications (compliance, treasury, etc.) Extend EPM platform Dashboard Manager, Performance Manager Significantly expand the go-to-market coverage Be the Preferred EPM Solution Provider

#1: Lead in End-to-End BI Displace Informatica Differentiate by providing the full EIM/BI/EPM stack Product: integrate and incrementally expand Integrate Data Integration, Data Quality, Data Federation Exploit Master Data Management (MDM) Opportunity Leverage data quality As an entry point to new customer accounts Win the mid-market Data Integration opportunity Data Integrator ideally priced and positioned Invest to grow at more than twice the market rate Become One of the Top Independent EIM Players

#2: Win the Mid-Market Leverage 4 channels to reach each mid-market segment Products tailor made for mid-market customer segments 3. Broad proliferation as mid- market BI standard Large Midsize Small Installed Hosted Enterprise Solution Providers Ecosystem Specialty Distributors Shrink-wrap products OEM channels Volume channel: Xcelsius and Crystal Reports Embedded SaaS ICAM

#3: Grow Global Services Decision Data Platform Product Consulting Transformation Solution Training DW Certification User Adoption for Query & Reporting Technical Certification EIM EPM Core BI Education

#4: Expand Geographic Presence Deepen penetration of the BI opportunity in the Americas Deepen relationships with key accounts Vertical approach in direct sales Continue penetrating mid-market Expand lead in Europe - #1 in market share by 39% Continue to grow Germany Expand channel partners in mid-market Aggressively move into Eastern Europe Cross-regional synergies Grow APJ revenue contribution significantly Grow in Japan and Korea Expand in emerging markets (China, India) Grow to 15% of total revenue over time Note: European market share is Western European market share per IDC (Aug 2006). Business Objects market share is 16.1%. SAS and Cognos are #2 and #3 respectively at 11.6% and 9.7%

#5: Introduce New Business Models On-Demand Business Intelligence Clear need in the market for Business Intelligence On-Demand CRM, HR, Payroll On-Demand driving need for BI "online" BI solutions span On-Demand and on-premise applications On-Demand expands the serviceable market for BI BI more affordable with hosted solution, lower overhead Entirely new customer base of small businesses and mid-market customers Opportunity for On-Demand web services Business Objects is defining On-Demand BI Thousands of customers using crystalreports.com since June '06 Launched web services integration with Salesforce.com Content Firstlogic data cleansing / matching Investigating other opportunities

Product Innovation and Demonstration Donald MacCormick Vice President, Product Marketing

Enterprise Performance Management Enterprise Information Management Core Business Intelligence

Drive Change and Improve Performance Access and Integrate Information Analyze and Communicate Information

Drive Change and Improve Performance Access and Integrate Information Analyze and Communicate Information Incentive Compensation Activity-Based Costing Supply Chain Intelligence Planning Crystal Xcelsius BusinessObjects XI Release 2 Google Integration Web Services Migration pack Metadata Manager Data Integrator Composer Data Federator Data Quality Data Insight

Instant. Simple. Secure

Enterprise Information Management Data Integrator Metadata Manager Composer Data Insight Data Quality Data Federator

*Based on a recent survey of information workers in the US, Great Britain, France, and Germany, commissioned by Business Objects and conducted by Harris Interactive, June 2006A Up to 75% have made business decisions that later turned out to be wrong due to flawed data

Data Quality Demonstration

Enterprise Performance Management Planning and Budgeting Activity-Based Costing Incentive Compensation Management Crystal Xcelsius Crystal Xcelsius Viewer Supply Chain Intelligence Profitability Analysis

Source: Balanced Scorecard Collaborative 95% of a typical workforce does not understand its organization's strategy 90% of organizations fail to execute their strategies successfully 86% of executive teams spend less than one hour per month discussing strategy 70% of organizations do not link middle management incentives to strategy 60% of organizations do not link strategy to budgeting

Our Offering: Closed-loop EPM

EPM Demonstration

Core Business Intelligence BusinessObjects XI Release 2 Web Services Google Integration Migration pack

Instant. Simple. Secure

crystalreports.com Demonstration

2007 Simplify access Web Intelligence content Developer features Improved salesforce.com integration

Simplicity. Efficiency. Performance

Semantic layer integration Security Integration Scheduler Web Service Dashboard Report Parts Query as a Web Service Operational BI Web Services BusinessObjects Live Office New Search Capabilities New OLAP analysis Broader connectivity Metadata integration Data Quality integration Enhanced grid computing Caching performance Adaptive ETL

Enterprise Information Management Efficiency Broader connectivity Metadata integration Data Quality integration Performance Enhanced grid computing Caching performance improvements Adaptive ETL

Enterprise Performance Management Efficiency BusinessObjects Universe creation BusinessObjects Platform user import Business Objects Platform Single Sign On Scheduler Web Service Simplicity Dashboard Report Parts

Core Business Intelligence Simplicity New search capabilities New OLAP analysis Live Office enhancements Efficiency Query as a Web Service Operational BI Web Services

Search Demonstration

Live Office Demonstration

Query as a Web Service Demonstration

Enterprise Information Management Core Business Intelligence Enterprise Performance Management

Break for Lunch

Global Services and Solution Selling Mark Doll Senior VP & General Manager, Global Services & EPM

BI and Data Warehouse Services Market 2006 0 10 20 30 35 25 15 5 2007 2008 $15.8B $8.8B $24.6 Billion $16.8B $9.6B $26.4 Billion $18.5B $10.6B $29.1 Billion 8.9% CAGR DW Services BI Services

Our Framework Decision Data Platform Product Consulting Transformation Solution Training DW Certification User Adoption for Query & Reporting Technical Certification EIM EPM Core BI Education

Transforming Services Quality Globally Consistent End-to-end Integrated Partner Business Driven Success

Customer Success BI Infrastructure Rapid Marts/ETL Teradata Integration Migration to XI Release 2 Dashboard Manager Data Quality 2005 2006

Customer Success Aug: EPM Phase 1 Aug: Web Intelligence Nov: Dashboard for EPM Scorecard Feb: Migration to XI Release 2 April, May: Management Reporting, EPM Scorecard Dec: EPM Phase 2 2005 2006

Holistic View of Performance Management BI Market BPM Market $1.59B HR/Ops/Supply Chain Market CRM Market Operational Analytics* $3.2B Customer Analytics $1.8B * Includes Supply Chain, Services Operations and HR Broaden the Market Opportunity Through Leverage

Comprehensive Solution Offerings for the CFO Planning Profitability Scorecard Reporting GRC Consolidation Analytics EPM Product Profitability Customer Profitability Budgeting Capital Planning Forecasting Strategic Planning Incentive Compensation Management Workforce Analytics Supply Chain Analytics Receivable & Payable Analytics Customer Analytics Sarbanes-Oxley Dashboard Manager Performance Manager Crystal Xcelsius

Partner Framework — GPS7


An industry leading ecosystem offering customers the very best technology, services, and strategy to improve their speed to performance
G
Global Services
S
Sales
Sales & Global Services working together to create a vision of end-to-end solutions for our customers
Global Services driving anchor accounts in all geographies
5
1
2
Sales developing customer relationships with business and I.T. and comprehensive account strategies
7
4
6
Global Services and Partners working together to deliver innovative solutions
P
Partners
Sales and Partners leveraging relationships and identifying synergies
3
Partners driving global transformations and developing deep customer relationships

Slide 60
Confidential and proprietary. Copyright © 2006 Business Objects S.A. All rights reserved.
Business Objects

Strategy for Growth and Margin Improvement Enable more license sales Continue to move from tactical to high value transformational projects Drive quality to enhance customer success Accelerate partner enablement

Global Alliances, Channel Sales and the Mid-Market Janet Wood Senior Vice President, Global Partnerships & Sales Enablement

Agenda Partner strategy Partner ecosystem Partner role in sales model Customer/partner examples Leveraging our partner channel to win the mid-market

Independent Software Vendors (ISV) ISV partnerships in aggregate provide unique capability to seamlessly integrate across customers' heterogeneous IT environments Reduce customers' deployment costs and integration complexity by working with leading ISV's to create tightly integrated, complimentary BI offerings Increase value "out of the box" by embedding BI functionality within ISV's offerings Seed technology in custom application market through partnerships with leading IDE's SI & Resell Partnerships Provide customers with access to a competitive community of complimentary service providers Extend sales reach within the mid-market and influence within the enterprise market Leverage domain expertise of partners to maximize value of offering for joint customers: Standardization; Vertical Solutions; ERP expertise; Budgeting & Planning Partner Strategy: "Focus on Customer Value" Partner Strategy: "Focus on Customer Value"

Partner Ecosystem: Over 3,000 Partners & Resellers Platinum Gold Silver Bronze + 124 consulting & education partners ISV/HW 865 Solution Providers 650 Distributors/ Resellers 1500 ++ Global Alliances (18)

IBM Strategic Alliance Signed a Strategic Alliance with IBM Highest level partnership within IBM 3 year agreement, multiple industries and all geographies Natural progression from prior agreements Expansion of IBM resources and funding assigned to Business Objects Enhanced collaboration Expansion into new markets - China, Russia, Eastern Europe Industry solutions (Financial Services, Retail, Government, Healthcare, Life Sciences) Large enterprise customers Extended integration of data and metadata IBM CoC for migration of joint customers to XI Release 2 Mid-market customers To establish new, joint offerings for mid-market Synergy of IBM and Business Objects channels

Partner Alignment to GTM model Seed Harvest Standardize Solution Providers Global Alliances Solution Providers Global Alliances Distributors/ Resellers ISV

Influence & Depth Solution Providers Global Alliance Solution Providers ISV ISV Disti / Reseller Seed Harvest Standardize Extend Reach Partner Role within Sales Model Enterprise Mid-Market Global Alliance

Mid-Market Opportunity High growth segment* 12.5% CAGR, compared to 8.3% growth in Enterprise 35% of overall BI market Profitable business High profit margin business through lower cost of sales from Channels Market share acquisition Fragmented market Value of BI Same BI requirements as Enterprise customers Minimal IT staff, need to maximize value of installed applications Mid-Market Large Mid-Market Midsize Mid-Market Small Enterprise *IDC & Crimson Consulting 2500 Employees $1B Revenues 1000 Employees 500 Employees

Existing Mid Market Momentum Strong Customer Base Base of 30,000+ mid-market customers represents significant cross- sell, up-sell opportunities Strongest partner eco-system of any BI vendor 2,300 Mid Market-specific partners including Solution Providers, Distributors/Resellers and ISVs Want turn key solutions; need to make every penny of IT budget count World-Leader in Business Intelligence Strong brand recognition = safe choice Executive and organizational commitment Todd Rowe - Global Vice President, Mid Market Organization in place to drive and measure growth

Mid-Market Go To Market Strategy Leverage channels to reach each mid-market segment Direct Sales (ICAM) Value Channel (Solution Providers & SI) Volume Channel (Distributors & Resellers) OEM (800+ ISV partners) Broad proliferation of Business Objects as mid- market BI standard Achieve ubiquity of Business Objects as BI standard through multiple channel types Become the PDF of BI in mid-market Scale business through channels Large Midsize Small Installed Hosted Enterprise Solution Providers Ecosystem Specialty Distributors Shrink-wrap products OEM channels Volume channel: Xcelsius and Crystal Reports Embedded SaaS ICAM

Summary Large, diverse partner ecosystem enhances Business Objects value proposition: ISV channel seeding our technology and delivering BI functionality to other ISV's solutions Solution Provider and Reseller channels extending our reach and domain expertise Global Alliance program leveraging expertise and influence of dominant vendors Partners integral to go-to-market strategy: Enterprise - depth & influence Mid-market - extend reach Across all markets - leverage domain expertise

Revenue Growth and Margin Expansion Jim Tolonen Chief Financial Officer

Agenda Q3 2006 Exceeded Guidance & Revised Estimates Revenue Growth Opportunities for 2006 and 2007 Margin Expansion Drivers for 2006 and 2007

Y/Y Growth Total Revenues $310M License Revenues $132M US GAAP Diluted EPS $0.21 Non-GAAP Diluted EPS $0.41 +19% +9% 0% +37% Third Quarter 2006 Results GAAP EPS includes stock option expense Revenues exceeded company guidance of $293M - $298M US GAAP Diluted EPS exceeded the company guidance of $0.15 - $0.18 per share; Non-GAAP Diluted EPS exceeded company guidance of $0.32 - $0.35 per share Q4 and FY06 guidance increased

Third Quarter 2006 Revenue Analysis Global Services Q2 2005 36.8 Q2 2006 47.9 EIM Q2 2005 6.651161 Q2 2006 11.82457 EPM Q2 2005 8.998266 Q2 2006 15.111861 Core BI Q2 2005 107.90971 Q2 2006 96.141037 Q3 2005 License Revenues up 9% Y-Y $100M $19M $13M Maintenance Q2 2005 100.7 Q2 2006 123.5 $129M $50M Q3 2006 Services Revenues up 27% Y-Y +24% +34% +138% +74% -5% $105M $8M $8M $103M $38M

Third Quarter 2006 Revenue Growth by Geography Eur Asia P Amer Revenue 112.7 22.6 175.2 Americas: $175M 56% of total revenue +27% year-over-year +4% sequentially APJ: $23M 8% of total revenue +19% year-over-year +13% sequentially EMEA: $113M 36% of total revenue +7% year-over-year +6% sequentially

Y/Y Growth 14 to 15% NA* 22 to 26% FY 2006 Guidance Fiscal Year 2006 Financial Guidance Non-GAAP diluted EPS guidance excludes amortization of intangible assets and stock-based compensation expense totaling approximately $0.86 per share, net of tax Q406 Assumes a US dollar to euro exchange rate of $1.26 per &128;1.00, a US dollar to Canadian dollar exchange rate of $0.89 per CDN $1.00 US GAAP tax rate of 44% and a Non-GAAP tax rate of 32% for the full year of 2006 * Note: 2005 US GAAP numbers don't include stock-based compensation expense under FAS 123(R). Total Revenue range $1.231B - $1.239B US GAAP Diluted EPS range $0.71 - $0.76 Non-GAAP Diluted EPS range $1.57 - $1.62

'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 1.62 5.68 14.1 30.2 60.2 85.5 114.5 167 241.6 348.9 415.8 454.8 560.8 925.6 1077 926.26 308.74 Long History of Revenue Growth $millions Surpassing the $1 Billion Milestone in 2005 2006 Estimated Estimated Fourteenth Consecutive Year of Revenue Growth

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Maintenance 100.1 100.7 103.5 107.8 108.6 123.5 128.5 Net license fees 115.2 124.9 120.3 155.3 125.9 123.1 131.6 Consulting and training 33.5 36.8 37.6 41.5 43.8 47.9 50.3 Consistent Double-Digit Total Revenue Growth 15% 18% 19% 14% 12% 12% 19% All percentages are year over year growth rates in total revenue. Net license fees Consulting Maintenance Fiscal 2005 Fiscal 2006 Millions of Dollars

Revenue Growth Trends by Geography Americas Continues to Have Solid Momentum 27% year-over-year revenue growth in Q3 EMEA Returned to Growth, Key Focus in 2007 7% year-over-year revenue growth in Q3 and up 3% in constant currency APJ Breakthrough 19% year-over-year revenue growth in Q3 Q105 Q205 Q305 Q405 Q106 Q206 Q306 Revenue Growth Rates By Geography -20% -10% 0% 10% 20% 30% 40% Americas EMEA APJ

BusinessObjects XI Growth in Core BI License In Q3 2006 BusinessObjects XI core BI license revenues grew to $75 million, up 40% from last year As customers complete migrations and older versions of our products are displaced by BusinessObjects XI, we expect core BI to return to growth Maintenance end-of-life for older versions expected to accelerate transition Q1 Q2 Q3 Q4 FY05 16 45.3 53.8 80.3 FY06 70 66.2 75.4 BusinessObjects XI in Core BI 338% 46% 40% "Other" Core BI License Revenue Q105 Q205 Q305 Q405 Q106 Q206 Q306 $- $90.0 $70.0 $60.0 $40.0 $30.0 $20.0 Millions of Dollars $80.0 $50.0 $10.0 Quarter Since Release Millions of Dollars

Q1 Q2 Q3 2005 8.241 8.929 7.884 2006 14.212 15.112 18.797 Growth in EPM and EIM EPM and EIM reported solid growth rates Y-Y in all quarters in 2006 EPM reported 138% Y/Y growth in Q3, driven by growth of SRC and by growth of dashboard and management product solutions EIM reported 74% Y/Y growth in Q3, driven by Firstlogic and strength of the data integration products Opportunity for growth as EIM and EPM expand further into EMEA and APJ EIM Year-over-Year Growth EPM Year-over-Year Growth Q1 Q2 Q3 2005 6.001 6.651 7.558 2006 6.845 11.825 13.117 72% 69% 138% 74% 78% 14%

Global Services Year-over-Year Growth Maintenance Year-over-Year Growth Q1 Q2 Q3 2005 100.119 100.663 103.323 2006 108.55 123.476 128.549 Q1 Q2 Q3 2005 33 38 38 2006 44 48 50 Growth in Maintenance and Services Q3 2006 Maintenance was strong at 24% Y/Y on strength of new license sales, very strong maintenance renewal rates Global Services will have further opportunities as further expand into APJ and EMEA Consulting and Training have become a key component of ensuring customer satisfaction with BI deployments 8% 23% 24% 31% 27% 34%

Mid-Term Non-GAAP Operating Model Target Percentage of Total Revenues Target Range License 45% - 46% Maintenance 38% - 39% Consulting and Training 14% - 16% Gross Margins 80% - 81% Sales and Marketing 37% - 38% Research and Development 14% - 15% G & A 7% - 8% Operating Margin 19% - 23%

Q1 Q2 Q3 2005 0.123 0.167 0.16 2006 0.144 0.132 0.171 2006 Non-GAAP Margin Expansion Non-GAAP operating margin back on track Q3 2006 Non-GAAP operating margin improved 100 basis points year-over-year and 400 basis points sequentially Non-GAAP operating margin benefited from improvements in sales-force productivity and continued leverage on G&A Q3 2006 Non-GAAP EPS up 37% Y/Y, and 18% higher than 19% Y/Y revenue growth

Q1 Q2 Q3 FY05 0.415 0.397 0.393 FY06 0.409 0.404 0.377 Non-GAAP Key Metrics Improvement G&A as a Percent of Total Revenue S&M as a Percent of Total Revenue R&D as a Percent of Total Revenue Q1 Q2 Q3 FY05 0.161 0.153 0.154 FY06 0.151 0.161 0.156 North FY05 FY06 38% 16% Target 37-38% Target 14-15% Q1 Q2 Q3 FY05 0.098 0.083 0.085 FY06 0.085 0.083 0.081 North 8% Target 7-8% Services Revenue Gross Margin Q1 Q2 Q3 FY05 0.634 0.634 0.629 FY06 0.627 0.64 0.643 North 64%

Leverage on revenue growth + Ongoing operational efficiencies Continued Opportunities for Margin Expansion Improve Global Services Margins Increased billing rates and better utilization of the available resources Customer Support Costs decrease with the end of life of old product lines Quality of XI and single platform decrease costs as a percent of revenue Implemented web services and other low-cost first line of response support Sales & Marketing Increased sales rep productivity and reduced cost of infrastructure will have the largest impact on increasing operating margins Research & Development Continued integration of acquisitions R&D Shift towards of low-cost and high productivity R&D centers General & Administrative Take advantage of being a $1B+ company, by rationalizing contracts, suppliers, etc.

Confidence in Business Performance Leading in a Growing BI Market Revenue Growth Opportunities in All Geographies Strength in All Product Categories Best Partner Ecosystem Significant Operational Improvements Since Last Analyst Day in November 2005 Leverage in Operating Profit Continued Leverage in EPS

Questions & Answers